UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2019

The Carlyle Group L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-35538	45-2832612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Pennsylvania Avenue, NW Washington, D.C.		20004-2505
(Address of principal executive offices)		(Zip Code)

(202) 729-5626

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	CG	The Nasdaq Global Select Market
5.875% Series A Preferred Units	TCGP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 5, 2019, The Carlyle Group L.P. (“Carlyle”) issued a press release announcing that Carlyle Finance Subsidiary L.L.C. (the “Issuer”), an indirect subsidiary of Carlyle, priced the previously announced offering of $425 million aggregate principal amount of the Issuer’s 3.500% Senior Notes due 2029. The notes are to be fully and unconditionally guaranteed by Carlyle, Carlyle Holdings I L.P., Carlyle Holdings II L.P. and Carlyle Holdings III L.P. Carlyle intends to use the net proceeds from the sale of the notes to redeem all of the outstanding 5.875% Series A Preferred Units (the “Preferred Units”) of Carlyle and the remaining proceeds, if any, will be used for general corporate purposes. Following the pricing of the offering, Carlyle issued a conditional redemption notice pursuant to the tax redemption provisions of the Preferred Units to redeem them in full on October 7, 2019 at a redemption price per unit of $25.339757, which is equal to $25.25 per Preferred Unit plus declared and unpaid distributions to, but excluding, the redemption date. Redemption of the Preferred Units is subject to a financing condition that the successful closing of the offering would satisfy.

The notes were offered pursuant to Rule 144A and Regulation S under the Securities Act of 1933. The notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state laws.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of Carlyle, dated September 5, 2019, relating to the senior notes offering.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2019

The Carlyle Group L.P.

By:	Carlyle Group Management L.L.C., its general partner

By:	/s/ Curtis L. Buser
Name:	Curtis L. Buser
Title:	Chief Financial Officer